                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   -----------

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported):  30 October 2000


                          FLAG Telecom Holdings Limited
                    -----------------------------------------
             (Exact name of registrant as specified in its charter)


            Bermuda                        000-29207                   N/A
-------------------------------   ------------------------  --------------------
(State or other jurisdiction of    (Commission File Number)   (I.R.S. Employer
         Incorporation)                                         Identification
                                                                     Number)


              Cedar House, 41 Cedar Avenue, Hamilton HM12, Bermuda
            ---------------------------------------------------------
               (Address of principal executive offices)  (Zip Code)

                                 (441) 296-0909
            ---------------------------------------------------------
              (Registrants' telephone number, including area code)

                                       N/A
            ---------------------------------------------------------
          (former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

                  On 31 October 2000, FLAG Telecom Holdings Limited (the "Company") issued a press release announcing that FLAG Atlantic Holdings Limited ("FLAG"), a subsidiary of the Company, entered into a Share Purchase Agreement (the "Agreement") with GTS TransAtlantic Holdings, Ltd. ("GTS") under which FLAG agreed to purchase the 50% interest held by GTS in FLAG Atlantic Limited. The purchase is subject to fulfillment of various condition precedent, including the approval of the Federal Communication Commission.

                  This press release is filed as an exhibit to and incorporated by reference into this Form 8-K.

                  Any Internet addresses provided in this release are for information purposes only and are not intended to be hyperlinks. Accordingly, no information in any of these Internet addresses is included herein.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

                  (c)  Exhibits

  EXHIBIT
    NO.           DESCRIPTION
----------        -------------

 99.1             Press Release dated 31 October 2000 of the Company.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 FLAG TELECOM HOLDINGS LIMITED



                                 By: /s/ Stuart Rubin
                                    ------------------------------
                                    Stuart Rubin
                                    GENERAL COUNSEL AND
                                    SECRETARY


Dated:  3 November  2000

                                  EXHIBIT INDEX

EXHIBIT
   NO.         DESCRIPTION
--------       --------------

 99.1          Press Release dated 31 October 2000 of FLAG Telecom Holdings
               Limited